MORGAN STANLEY Securitized Products Group	September 21, 2005

Computational Materials

$ [153,661,000]

(Approximate)

Sequoia Mortgage Trust 2005-4

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

Group 1

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank, N.A.

Master Servicer

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy.  This is not a research report and was not prepared by the Morgan Stanley research department.  It was prepared by Morgan Stanley sales, trading or other non-research personnel.  Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

Sequoia Mortgage Trust 2005-4

Mortgage Pass-Through Certificates

Group 1*

$ 153,661,000 (Approximate, Subject to Final Collateral)

 Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal/Notional Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s
1-A1	$135,116,000	3.77 / 4.09	1-119 / 1-359	Floater (3)	Super Senior	AAA/Aaa
1-A2	$15,013,000	3.77 / 4.09	1-119 / 1-359	Floater (3)	Senior Mezzanine	AAA/Aaa
1-XA	$150,129,000 (5), (6)	Information Not Provided Hereby			Notional/Senior	AAA/Aaa
1-XB	$3,532,000 (5), (7)				Notional/Senior	AAA/Aa2
1-AR	$50				Residual	AAA/Aaa
1-B1	$2,119,000	6.44 / 7.10	37-119 / 37-359	Floater (4)	Subordinate	AA/Aa2
1-B2	$1,413,000	6.44 / 7.10	37-119 / 37-359	Floater (4)	Subordinate	A/A2
1-B3	$1,727,000	Information Not Provided Hereby			Subordinate	BBB/NR
1-B4	$706,000				Subordinate	BB/NR
1-B5	$549,000				Subordinate	B/NR
1-B6	$314,603				Subordinate	NR/NR
Total	$156,957,653

(1)

Distributions on the Class 1-A1, Class 1-A2, Class 1-XA, Class 1-XB Certificates and Group 1 Subordinate Certificates will be derived from One-Month and Six-Month LIBOR and PRIME adjustable rate mortgage loans (as described herein).  Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class 1-A1, Class 1-A2,  Class 1-B1 and Class 1-B2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR.  The WAL and Payment Windows to Maturity for the Class 1-A1,Class 1-A2, Class 1-B1 and Class 1-B2 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3)

The Class 1-A1 and Class 1-A2 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the first possible Clean-Up Call Date (as described herein)), (ii) the Net WAC Cap (as described herein) and (iii) 11.50%.

(4)

The Class 1-B1 and Class 1-B2 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin is multiplied by [1.5] on the first distribution date after the first possible Clean-Up Call Date (as described herein)), (ii) the Net WAC Cap (as described herein) and (iii) 11.50%.

(5)

Balances shown with respect to the Class 1-XA and Class 1-XB Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)

The notional amount of the Class 1-XA Certificates for any Distribution Date is equal to the class principal balance of the Class 1-A1 and Class 1-A2 Certificates, immediately prior to such distribution date.   Such class is interest-only and will not be entitled to distributions of principal.  Interest will accrue on the 1-XA Certificates as described in the Prospectus Supplement

(7)

The notional amount of the Class 1-XB Certificates for any Distribution Date is the sum of the class principal balances of the Class 1-B1 and Class 1-B2 Certificates immediately prior to such distribution date. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class 1-XB Certificates as described in the Prospectus Supplement.

*  Other classes of Certificates backed by loans comprising the Group 2 Mortgage Loans will also be issued by the Trust but are not offered hereby

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy.  This material was not prepared by the Morgan Stanley research department.  Please refer to important information and qualifications at the end of this material.

Depositor:

Sequoia Residential Funding, Inc.

Joint Lead Managers:

Morgan Stanley & Co. Incorporated and Banc of America Securities LLC

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

HSBC Bank USA, National Association

Custodian:

Wells Fargo Bank, N.A.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

September 1, 2005.

Pricing Date:

On or about September [21], 2005.

Closing Date:

On or about September 29, 2005.

Distribution Dates:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in October 2005.

Certificates:

The “Group 1 Senior Certificates” will consist of the Class 1-A1 and Class 1-A2 Certificates (the “Class 1-A Certificates”), the Class 1-XA and Class 1-XB (together, the “Class 1-X Certificates”) and Class 1-AR Certificates. The “Group 1 Subordinate Certificates” will consist of the Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5 and Class 1-B6 Certificates.  The Group 1 Senior Certificates and the Group 1 Subordinate Certificates are collectively referred to herein as the “ Group 1 Certificates”.

Offered Certificates:

Only the Class 1-A1, Class 1-A2, Class 1-AR, Class 1-XA, Class 1-XB, Class 1-B1, Class 1-B2 and Class 1-B3 Certificates (collectively, the “Publicly Offered Certificates”) are being offered publicly.  The Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2 Certificates are being offered hereby.

Accrued Interest:

The Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2 Certificates will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2 Certificates for each Distribution Date will be the period beginning on the 20th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month of such Distribution Date on a 30/360 basis.   .

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Group 1 Senior Certificates (other than the Class 1-AR Certificates) and the Class 1-B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Clean-Up Call:

The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates on the date (the “Clean-Up Call Date”) on which the aggregate principal balance of the Group 1 Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Group 1 Mortgage Loans:

The trust will consist of two unrelated groups of collateral backing separate classes of Certificates issued by the Trust.  Only the Classes of Certificates backed by the Group 1 Mortgage Loans are offered hereby.  The Group 1 Mortgage Loans consist of approximately 261 adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties.  Distributions on the Certificates will be based solely on collections on the Group 1 Mortgage Loans, and there will be no cross-collateralization between the two collateral groups. The information on the Group 1 Mortgage Loans described herein is based on the pool of approximately $156,957,654 aggregate principal balance of as of the Cut-off Date.  Approximately 61.36%, 37.50% and 1.14% of the Group 1 Mortgage Loans are One-Month LIBOR, Six-Month LIBOR and PRIME indexed mortgage loans, respectively.

At origination, all of the Group 1 Mortgage Loans were scheduled to pay interest only for the first 10 years.  After such 10-year interest-only term, the Group 1 Mortgage Loans were scheduled to amortize on a 20-year or 15-year fully amortizing basis.

Delay Days:

The Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2 Certificates will have 0 delay days.

Net WAC Cap:

The “Net WAC Cap” is equal to the weighted average of the net mortgage rates of the Group 1 Mortgage Loans.

The Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2 Certificates will have a “Certificate Interest Rate” equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class 1-A1 or Class 1-A2 Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class 1-B1 or Class 1-B2 Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the Net WAC Cap) over (ii) the amount of interest received on such Certificates based on the Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Net WAC Cap) (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2 Certificates (together, the “LIBOR Certificates”).  The Reserve Fund will be funded with any excess interest available as described in “Certificates’ Priority of Distributions” herein.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any.  Amounts otherwise distributable in respect of the Class 1-XA Certificates will instead be deposited into the Reserve Fund and distributed to the Class 1-A1 and the Class 1-A2 to the extent of any Net WAC Shortfalls for such Class.  Amounts otherwise distributable in respect of the Class 1-XB Certificates will be instead deposited into the Reserve Fund and distributed to the Class 1-B1 and Class 1-B2 Certificates, in that order, to the extent of any Net WAC Shortfalls for such Classes.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the Class 1-XA and Class 1-XB Certificates, as applicable.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Certificates	S&P/Moody's	Bond Sizes*	Initial Subordination*
Group 1 Senior Certificates	AAA/Aaa	[95.65%]	[4.35%]
Class 1-B1	AA/Aa2	[1.35%]	[3.00%]
Class 1-B2	A/A2	[0.90%]	[2.10%]

*Preliminary and subject to revision.

Shifting Interest:

Until the Distribution Date occurring in October 2015, the Group 1 Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal, and subsequent recoveries (unless the Group 1 Senior Certificates are paid down to zero or the credit enhancement provided by the Group 1 Subordinate Certificates has doubled prior to such date as described below). On or after such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Group 1 Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments and subsequent recoveries.  There is no scheduled principal due on all Group 1 Mortgage Loans for the first ten years following origination.

The prepayment percentages on the Group 1 Subordinate Certificates are as follows:

October 2005 – September 2015

0% Pro Rata Share

October 2015 – September 2016

30% Pro Rata Share

October 2016 – September 2017

40% Pro Rata Share

October 2017 – September 2018

60% Pro Rata Share

October 2018 – September 2019

80% Pro Rata Share

October 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Group 1 Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Group 1 Senior and Group 1 Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Group 1 Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in October 2008 (subject to performance triggers), then the Group 1 Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Group 1 Subordinate Certificates will be allocated to the Group 1 Senior Certificates.  In the event the current senior percentage (equal to the aggregate principal balance of the Group 1 Senior Certificates divided by the aggregate principal balance of the Group 1 Mortgage Loans) exceeds the initial senior percentage, the Class 1-A Certificates will receive all principal prepayments from the Group 1 Mortgage Loans regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses, on the Group 1 Mortgage Loans will be allocated as follows: first, to the Group 1 Subordinate Certificates in reverse order of their alpha-numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class 1-A Certificates, provided however that the amount of any Realized Loss allocable to the Group 1 Senior Certificates will be allocated first, to reduce the class principal amount of the Class 1-A2 Certificates until the class principal balance thereof has been reduced to zero, and second to the Class 1-A1 Certificates.

Certificates’ Priority of

Distributions:

Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

1)

Class 1-A1, Class 1-A2, Class 1-X and Class 1-AR Certificates, accrued and unpaid interest at the related Certificate Interest Rate; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date with respect to each of the LIBOR Certificates, the amount of interest otherwise distributable to the related Class 1-X Certificates shall be deposited in the Reserve Fund.

2)

Class 1-AR Certificates, principal allocable to such class.

3)

Class 1-A1 and Class 1-A2 Certificates, pro- rata, principal allocable to such classes.

4)

Class 1-B1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

5)

Class 1-B1 Certificates, principal allocable to such class.

6)

Class 1-B2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

7)

Class 1-B2 Certificates, principal allocable to such class.

8)

Class 1-A1 and Class 1-A2 Certificates, the related Net WAC Shortfall amount, from the Reserve Fund.

9)

Class 1-B1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

10)

Class 1-B2 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

11)

Class 1-X Certificates, the excess amounts related to each Class 1-X Certificate, from the Reserve Fund.

12)

Class 1-B3, Class 1-B4, Class 1-B5 and Class 1-B6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate

Interest Rate and the respective shares of principal allocable to such classes.

13)

Class 1-AR Certificate, any remaining amount.

Discount Margin Table (To Call)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
1-A1
Price 100.00000	22	22	22	22	22
WAL	6.98	4.99	3.77	2.95	2.39
Mod Dur	5.58	4.18	3.28	2.63	2.17
First Prin Pay	10/20/2005	10/20/2005	10/20/2005	10/20/2005	10/20/2005
Last Prin Pay	3/20/2022	4/20/2018	8/20/2015	6/20/2013	1/20/2012
1-A2
Price 100.00000	32	32	32	32	32
WAL	6.98	4.99	3.77	2.95	2.39
Mod Dur	5.55	4.17	3.27	2.62	2.16
First Prin Pay	10/20/2005	10/20/2005	10/20/2005	10/20/2005	10/20/2005
Last Prin Pay	3/20/2022	4/20/2018	8/20/2015	6/20/2013	1/20/2012
1-B1
Price 100.00000	40	40	40	40	40
WAL	11.68	8.48	6.44	5.32	4.49
Mod Dur	8.89	6.87	5.44	4.62	3.98
First Prin Pay	11/20/2011	11/20/2009	10/20/2008	3/20/2008	9/20/2007
Last Prin Pay	3/20/2022	4/20/2018	8/20/2015	6/20/2013	1/20/2012
1-B2
Price 100.00000	65	65	65	65	65
WAL	11.68	8.48	6.44	5.32	4.49
Mod Dur	8.76	6.79	5.39	4.58	3.95
First Prin Pay	11/20/2011	11/20/2009	10/20/2008	3/20/2008	9/20/2007
Last Prin Pay	3/20/2022	4/20/2018	8/20/2015	6/20/2013	1/20/2012

Discount Margin Table (To Maturity)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
1-A1
Price 100.00000	23	23	23	23	24
WAL	7.34	5.35	4.09	3.24	2.63
Mod Dur	5.74	4.38	3.47	2.81	2.34
First Prin Pay	10/20/2005	10/20/2005	10/20/2005	10/20/2005	10/20/2005
Last Prin Pay	8/20/2035	8/20/2035	8/20/2035	8/20/2035	8/20/2035
1-A2
Price 100.00000	33	33	34	34	34
WAL	7.34	5.35	4.09	3.24	2.63
Mod Dur	5.71	4.36	3.45	2.81	2.33
First Prin Pay	10/20/2005	10/20/2005	10/20/2005	10/20/2005	10/20/2005
Last Prin Pay	8/20/2035	8/20/2035	8/20/2035	8/20/2035	8/20/2035
1-B1
Price 100.00000	41	41	41	42	42
WAL	12.42	9.24	7.10	6.00	5.13
Mod Dur	9.22	7.26	5.83	5.06	4.41
First Prin Pay	11/20/2011	11/20/2009	10/20/2008	3/20/2008	9/20/2007
Last Prin Pay	8/20/2035	8/20/2035	8/20/2035	8/20/2035	8/20/2035
1-B2
Price 100.00000	66	67	67	68	68
WAL	12.42	9.24	7.10	6.00	5.13
Mod Dur	9.08	7.17	5.76	5.01	4.38
First Prin Pay	11/20/2011	11/20/2009	10/20/2008	3/20/2008	9/20/2007
Last Prin Pay	8/20/2035	8/20/2035	8/20/2035	8/20/2035	8/20/2035

Net WAC Cap Schedule for Class 1-A1, Class 1-A2, Class 1-B1 and Class 1-B2

Assumptions:
20% CPR Hard Cap: 11.50% To Call 1 Month LIBOR: 20% 6 Month LIBOR: 20%

The Net WAC Cap is calculated using the above noted assumptions.

Distribution Period	Net WAC Cap
1	4.56%
2	8.73%
3	8.94%
4	10.20%
5	11.27%
6	11.28%
7	11.45%
8 and After	11.50%

Sequoia Mortgage Trust 2005-4

Group 1 Mortgage Loans

As of the Cut-off Date

BALANCE	$156,957,654
NUMBER OF LOANS	261

		Minimum	Maximum
AVG CURRENT BALANCE	$601,370	$12,903	$4,983,821
AVG ORIGINAL BALANCE	$634,274	$55,500	$5,000,000

WAVG LOAN RATE	4.938%	3.625%	6.500%
WAVG SERVICING FEE	0.361%	0.250%	0.750%
WAVG NET LOAN RATE	4.577%	3.240%	6.250%

WAVG GROSS MARGIN	1.598%	0.000%	2.625%
WAVG MAXIMUM LOAN RATE	12.062%	9.950%	15.000%

WAVG ORIGINAL LTV	70.78%	17.01%	100.00%
WAVG EFFECTIVE LTV(1)	67.32%	17.01%	100.00%

WAVG CREDIT SCORE	738	572	816

WAVG ORIGINAL TERM	310 months	300 months	360 months
WAVG REMAINING TERM	286 months	148 months	360 months
WAVG SEASONING	24 months	0 month	152 months

WAVG NEXT RATE RESET	2 months	1 month	6 months
WAVG RATE ADJ FREQ	3 months	1 month	6 months
WAVG FIRST RATE ADJ FREQ	3 months	1 month	6 months

WAVG IO ORIGINAL TERM	120 months	120 months	120 months
WAVG IO REMAINING TERM	117 months	109 months	120 months

TOP STATE CONCENTRATIONS($)	CA(23.50%),FL(13.09%),NY(9.50%),NJ(7.16%),TX (6.95%)
MAXIMUM ZIP CODE CONCENTRATION($)	10580(3.63%)

FIRST PAY DATE		02/01/93	10/01/05
RATE CHANGE DATE		10/01/05	03/01/06
MATURITY DATE		01/01/18	09/01/35

(1)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the lesser of the appraised values or sales price of the property.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
INDEX	Mortgage Loans	Cut-off Date	Cut-off Date
1 M LIBOR	128	$96,308,833.80	61.36%
6 M LIBOR	128	58,855,028.95	37.50
PRIME	5	1,793,790.84	1.14
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DELINQUENCY	Mortgage Loans	Cut-off Date	Cut-off Date
Current	261	$156,957,653.59	100.00%
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CURRENT BALANCE ($)	Mortgage Loans	Cut-off Date	Cut-off Date
0.01 - 100,000.00	19	$1,407,819.43	0.90%
100,000.01 - 200,000.00	56	8,109,861.99	5.17
200,000.01 - 300,000.00	45	11,202,273.74	7.14
300,000.01 - 400,000.00	28	9,794,397.55	6.24
400,000.01 - 500,000.00	16	7,149,306.88	4.55
500,000.01 - 600,000.00	14	7,534,177.61	4.80
600,000.01 - 700,000.00	15	9,717,066.01	6.19
700,000.01 - 800,000.00	13	9,511,434.60	6.06
800,000.01 - 900,000.00	5	4,278,648.32	2.73
900,000.01 - 1,000,000.00	11	10,570,935.41	6.73
1,000,000.01 - 1,100,000.00	2	2,092,197.14	1.33
1,100,000.01 - 1,200,000.00	6	6,949,696.69	4.43
1,200,000.01 - 1,300,000.00	3	3,776,500.00	2.41
1,300,000.01 - 1,400,000.00	2	2,776,000.00	1.77
1,400,000.01 - 1,500,000.00	5	7,251,497.40	4.62
1,500,000.01 - 1,600,000.00	2	3,179,666.67	2.03
1,700,000.01 - 1,800,000.00	1	1,787,447.32	1.14
1,800,000.01 - 1,900,000.00	2	3,710,452.81	2.36
1,900,000.01 - 2,000,000.00	2	4,000,000.00	2.55
2,100,000.01 - 2,200,000.00	1	2,139,499.03	1.36
2,200,000.01 - 2,300,000.00	2	4,496,412.50	2.86
2,400,000.01 - 2,500,000.00	1	2,491,980.16	1.59
2,500,000.01 - 2,600,000.00	1	2,589,062.50	1.65
2,600,000.01 - 2,700,000.00	1	2,640,000.00	1.68
2,700,000.01 - 2,800,000.00	1	2,747,500.01	1.75
2,800,000.01 - 2,900,000.00	2	5,770,000.00	3.68
2,900,000.01 - 3,000,000.00	2	5,999,999.00	3.82
3,000,000.01 >=	3	13,283,820.82	8.46
Total:	261	$156,957,653.59	100.00%
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
LOAN RATE (%)	Mortgage Loans	Cut-off Date	Cut-off Date
3.501 - 3.750	1	$4,800,000.00	3.06%
3.751 - 4.000	10	3,569,900.00	2.27
4.001 - 4.250	6	1,806,955.68	1.15
4.251 - 4.500	5	2,154,476.25	1.37
4.501 - 4.750	11	6,311,780.89	4.02
4.751 - 5.000	146	98,204,059.99	62.57
5.001 - 5.250	34	20,958,195.53	13.35
5.251 - 5.500	20	13,348,925.34	8.50
5.501 - 5.750	17	4,167,417.53	2.66
5.751 - 6.000	8	1,218,500.39	0.78
6.001 - 6.250	2	299,062.91	0.19
6.251 - 6.500	1	118,379.08	0.08
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
GROSS MARGIN (%)	Mortgage Loans	Cut-off Date	Cut-off Date
0.000	3	$1,661,899.22	1.06%
0.250	2	416,793.26	0.27
0.500	1	118,379.08	0.08
1.125	3	1,314,137.30	0.84
1.250	3	529,321.87	0.34
1.375	5	5,713,855.73	3.64
1.500	119	81,820,407.66	52.13
1.625	49	26,697,980.57	17.01
1.750	16	13,785,248.50	8.78
1.875	20	7,457,386.51	4.75
2.000	11	10,104,441.18	6.44
2.125	5	4,328,190.05	2.76
2.250	13	1,939,550.47	1.24
2.375	6	613,277.40	0.39
2.500	4	374,336.67	0.24
2.625	1	82,448.12	0.05
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
300	238	$131,524,506.83	83.80%
360	23	25,433,146.76	16.20
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
REMAINING TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
145 – 150	1	$216,614.79	0.14%
157 – 162	2	385,870.20	0.25
163 – 168	60	23,395,438.61	14.91
169 – 174	1	389,680.94	0.25
289 – 294	7	8,626,152.57	5.50
295 – 300	167	98,510,749.72	62.76
349 – 354	11	9,982,917.94	6.36
355 – 360	12	15,450,228.82	9.84
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
IO REMAINING TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
109 - 114	18	$18,609,070.51	14.04%
115 - 120	179	113,960,978.54	85.96
Total:	197	$132,570,049.05	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PREPAY TERM (Months)	Mortgage Loans	Cut-off Date	Cut-off Date
0	251	$150,149,955.22	95.66%
36	10	6,807,698.37	4.34
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
RATE CHANGE DATE	Mortgage Loans	Cut-off Date	Cut-off Date
2005-10	144	$109,135,398.89	69.53%
2005-11	26	13,658,832.77	8.70
2005-12	30	11,142,185.67	7.10
2006-01	27	7,938,048.81	5.06
2006-02	11	5,955,244.41	3.79
2006-03	23	9,127,943.04	5.82
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL LTV (%)	Mortgage Loans	Cut-off Date	Cut-off Date
10.01 - 20.00	2	$872,500.00	0.56%
20.01 - 30.00	3	2,390,881.17	1.52
30.01 - 40.00	9	2,051,571.26	1.31
40.01 - 50.00	19	17,272,535.48	11.00
50.01 - 60.00	23	20,900,377.18	13.32
60.01 - 70.00	52	29,166,734.64	18.58
70.01 - 75.00	27	11,096,774.33	7.07
75.01 - 80.00	88	54,267,593.67	34.57
80.01 - 85.00	3	653,744.39	0.42
85.01 - 90.00	1	300,000.00	0.19
90.01 - 95.00	6	2,452,312.03	1.56
95.01 - 100.00	28	15,532,629.44	9.90
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
EFFECTIVE LTV (1) (%)	Mortgage Loans	Cut-off Date	Cut-off Date
10.01 - 20.00	2	$872,500.00	0.56%
20.01 - 30.00	3	2,390,881.17	1.52
30.01 - 40.00	9	2,051,571.26	1.31
40.01 - 50.00	20	17,597,535.48	11.21
50.01 - 60.00	30	24,596,093.98	15.67
60.01 - 70.00	77	42,640,995.07	27.17
70.01 - 75.00	26	10,989,465.95	7.00
75.01 - 80.00	87	54,174,701.85	34.52
80.01 - 85.00	3	653,744.39	0.42
90.01 - 95.00	3	802,750.00	0.51
95.01 - 100.00	1	187,414.44	0.12
Total:	261	$156,957,653.59	100.00%

(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CREDIT SCORE	Mortgage Loans	Cut-off Date	Cut-off Date
560 - 579	1	$389,680.94	0.25%
580 - 599	1	315,000.00	0.20
600 - 619	3	1,023,920.00	0.65
620 - 639	6	3,416,618.26	2.18
640 - 659	8	4,732,184.52	3.01
660 - 679	19	8,971,259.96	5.72
680 - 699	23	12,715,058.74	8.10
700 - 719	30	24,600,464.64	15.67
720 - 739	33	16,178,075.35	10.31
740 - 759	30	23,003,119.89	14.66
760 - 779	43	27,140,950.62	17.29
780 - 799	42	23,149,306.16	14.75
800 - 819	22	11,322,014.51	7.21
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL AMORTIZATION	Mortgage Loans	Cut-off Date	Cut-off Date
Interest Only	261	$156,957,653.59	100.00%
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DOCUMENTATION	Mortgage Loans	Cut-off Date	Cut-off Date
Alternative	88	$62,446,497.45	39.79%
Full	91	45,872,720.85	29.23
Light Documentation	72	39,852,320.84	25.39
Limited	3	6,787,824.72	4.32
No Ratio	3	1,050,000.00	0.67
Asset, No Income	4	948,289.73	0.60
Total:	261	$156,957,653.59	100.00%
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
OCCUPANCY	Mortgage Loans	Cut-off Date	Cut-off Date
Primary	201	$129,502,972.23	82.51%
Second Home	35	21,372,060.10	13.62
Investment	25	6,082,621.26	3.88
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PROPERTY TYPE	Mortgage Loans	Cut-off Date	Cut-off Date
Single Family Residence	170	$112,165,801.95	71.46%
PUD	51	30,583,688.03	19.49
Condo	30	11,553,316.90	7.36
Co-op	7	1,981,980.04	1.26
2-4 Family	3	672,866.67	0.43
Total:	261	$156,957,653.59	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PURPOSE	Mortgage Loans	Cut-off Date	Cut-off Date
Purchase	144	$90,874,816.65	57.90%
Cash Out Refinance	72	40,954,059.89	26.09
Rate/Term Refinance	45	25,128,777.05	16.01
Total:	261	156,957,653.59	100.00%

		% of Aggregate
	Principal Balance	Principal Balance
Number of	Outstanding as of the	Outstanding as of the
STATES	Mortgage Loans	Cut-off Date	Cut-off Date
California	41	$36,888,882.71	23.50%
Florida	38	20,548,982.20	13.09
New York	18	14,917,305.27	9.50
New Jersey	15	11,242,903.72	7.16
Texas	15	10,905,897.19	6.95
Maryland	11	7,142,355.74	4.55
Connecticut	6	7,093,117.04	4.52
Hawaii	3	4,920,000.00	3.13
North Carolina	7	4,382,095.72	2.79
Pennsylvania	8	3,498,881.88	2.23
Nevada	5	3,021,264.59	1.92
Rhode Island	2	2,844,316.74	1.81
Virginia	9	2,671,925.04	1.70
Arizona	9	2,594,695.51	1.65
Wyoming	1	2,589,062.50	1.65
Massachusetts	4	2,076,996.55	1.32
Washington	4	1,889,815.75	1.20
Illinois	4	1,856,700.00	1.18
Mississippi	3	1,770,670.83	1.13
Colorado	4	1,577,825.04	1.01
Missouri	8	1,471,605.81	0.94
Wisconsin	6	1,462,223.33	0.93
Georgia	4	1,248,966.68	0.80
Ohio	6	1,237,272.70	0.79
Alabama	3	1,137,267.89	0.72
Tennessee	3	1,076,200.00	0.69
Michigan	3	700,265.80	0.45
Minnesota	2	668,500.00	0.43
Arkansas	1	575,000.00	0.37
Delaware	3	522,575.42	0.33
Virgin Islands	3	492,969.16	0.31
Utah	1	447,099.70	0.28
Idaho	4	445,140.16	0.28
New Mexico	3	369,642.28	0.24
Louisiana	1	311,920.00	0.20
Vermont	2	235,110.64	0.15
Alaska	1	122,200.00	0.08
Total:	261	$156,957,653.59	100.00%

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